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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) MARCH 23, 2001

                             TEARDROP GOLF COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                       02-29014               57-1056600
          --------                       --------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

          8350 N. Lehigh Ave.
           Morton Grove, IL                                        60053
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 847/966-6300

Former Address: 1080 Lousons Road Union, New Jersey 07083
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(Former name or former address, if changed since last report)
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                                    FORM 8-K
                                      FOR
                             TEARDROP GOLF COMPANY

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS; and

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        The Registrant filed a voluntary petition under Chapter 11 of the Bankruptcy Act on December 4, 2000 in the case styled as Case No. 00-4439(JJF) in the United States Bankruptcy Court for the District of Delaware. Pursuant to a Sale Order in that Case, dated January 19, 2001, as amended, the Registrant has sold substantially all of its non-real estate assets to Gen-X Sports, Inc. under an Asset Sale Agreement dated December 1, 2000, as amended, for the purchase price of $15,400,000. Pursuant to that Asset Purchase Agreement, the real estate of Registrant will be sold to Gen-X Sports, Inc. for the sum of $2,600,000 if the Bankruptcy Court makes the necessary findings so that clear title to the real estate may be transferred to Gen-X Sports, Inc. for the purchase price.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEARDROP GOLF COMPANY
                                     (Registrant)

Date: March 23, 2001                 /s/ John Zeravica
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                                         John Zeravica
                                         Secretary and Senior Vice
                                          President--Operations